Exhibit 4.2

Exhibit B to the
Securities Purchase Agreement

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of September 22, 2003, by and between MAXIM PHARMACEUTICALS, INC., a Delaware corporation (the “Company”), and each Investor whose name appears on the signature pages hereof.

A.                                   The Company has agreed, on the terms and subject to the conditions set forth in the Securities Purchase Agreement, dated as of September 22, 2003 (the “Securities Purchase Agreement”), to issue and sell Shares and a Warrant to each Investor. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Securities Purchase Agreement.

B.                                     In order to induce each Investor to enter into the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act and under applicable state securities laws.

In consideration of the execution and delivery of the Securities Purchase Agreement by each Investor, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                                       DEFINITIONS.

For purposes of this Agreement, the following terms shall have the meanings specified:

“Holder” means any person owning or having the right to acquire, through exercise of the Warrants or otherwise, Registrable Securities, including initially each Investor and thereafter any permitted assignee thereof.

“Effective Date” means the date on which the Registration Statement is declared effective by the Securities and Exchange Commission (the “Commission”).

“Filing Deadline” means the thirtieth (30th) day following the Closing Date.

“Permitted Suspension” has the meaning specified in paragraph 3(e).

“Registration Deadline” means, if the Commission does not review the Registration Statement, the ninetieth (90th) day following the Closing Date, and if the Commission conducts a review of the Registration Statement (including a “monitor review”), the one hundred and twentieth (120th) day following the Closing Date.

“Registration Period” has the meaning specified in paragraph 2(b).

“Registration Statement” means a registration statement filed by the Company with the Commission in the form required by the Securities Act covering the resale of the Registrable Securities by the Holders.

“Registrable Securities” means the Shares and the Warrant Shares (whether issued or issuable), and any shares of capital stock issued or issuable from time to time in replacement of, in exchange for or otherwise in respect of the Shares or the Warrant Shares.

2.                                       REGISTRATION.

(a)                                  Registration Statement.  On or before the Filing Deadline, the Company shall prepare and file with the Commission the Registration Statement on Form S-3 as a “shelf” registration statement under Rule 415 covering the resale by the Holders of a number of shares of Registrable Securities equal to (A) the aggregate number of Shares issued to the Investors on the Closing Date (after giving effect to any stock splits, stock dividends or similar events occurring since such date) plus (B) the aggregate number of Warrant Shares issuable upon exercise of the Warrants at the Exercise Price then in effect (without giving effect to any limitation on such exercise). The Registration Statement shall state, to the extent permitted by Rule 416 under the Securities Act, that it also covers such indeterminate number of shares of Common Stock as may be required in order to prevent dilution resulting from stock splits, stock dividends or similar events.

(b)                                 Effectiveness.  The Company shall use commercially reasonable efforts to cause the Registration Statement to become effective as soon as practicable following the filing thereof, but in no event later than the Registration Deadline. The Company shall respond promptly to any and all comments made by the staff of the Commission on the Registration Statement, and shall submit to the Commission, within one (1) Business Day after the Company learns that no review of the Registration Statement will be made by the staff of the Commission or that the staff of the Commission has no further comments on the Registration Statement, as the case may be, a request for acceleration of the effectiveness of the Registration Statement to a time and date not later than forty-eight (48) hours after the submission of such request. The Company will maintain the effectiveness of the Registration Statement until the earliest to occur of (i) the date on which all of the Registrable Securities eligible for resale thereunder have been publicly sold pursuant to either the Registration Statement or Rule 144, (ii) the two year anniversary of the Closing Date and (iii) the date on which all Registrable Securities (in the reasonable opinion of counsel to the Company) may be sold to the public pursuant to Rule 144(k) (the period beginning on the Closing Date and ending on the earliest to occur of (i), (ii) and (iii) above being referred to herein as the “Registration Period”).

(c)                                  Registration Default.  If (A) the Registration Statement is not filed on or before the Filing Deadline or declared effective by the Commission on or before the Registration

Deadline, or (B) after the Registration Statement has been declared effective by the Commission, sales of Registrable Securities cannot be made by a Holder under the Registration Statement for any reason not within the exclusive control of such Holder (other than during a Permitted Suspension (as hereinafter defined) or with respect to Registrable Securities as are then freely saleable pursuant to Rule 144(k)) (each of (A) and (B) being referred to herein as a “Registration Default”), the Company shall make payments to each Holder equal, to for each thirty (30) day period in which a Registration Default occurs (prorated for any period of less than thirty days), one and one-half percent (1.5%) of the Purchase Price paid by such Holder for the Registrable Securities that are the subject of such Registration Default. Such payment shall be in addition to any other remedies available to each Holder at law or in equity or pursuant to the terms hereof, the other Transaction Documents, or otherwise.

3.                                       OBLIGATIONS OF THE COMPANY.

In addition to performing its obligations hereunder, including without limitation those pursuant to paragraphs 2(a), (b) and (c) above, the Company shall:

(a)                                  prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to comply with the provisions of the Securities Act or to maintain the effectiveness of the Registration Statement during the Registration Period, or as may be reasonably requested by a Holder in order to incorporate information concerning such Holder or such Holder’s intended method of distribution;

(b)                                 on or before the Closing, secure the listing of all Registrable Securities on the Nasdaq National Market, and provide each Holder with reasonable evidence thereof;

(c)                                  furnish to each Holder such number of copies of the prospectus included in the Registration Statement, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate the disposition of such Holder’s Registrable Securities;

(d)                                 use all commercially reasonable efforts to register or qualify the Registrable Securities under the securities or “blue sky” laws of such jurisdictions within the United States as shall be reasonably requested from time to time by a Holder, and do any and all other acts or things which may be necessary or advisable to enable such Holder to consummate the public sale or other disposition of the Registrable Securities in such jurisdictions; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction;

(e)                                  upon becoming aware of the occurrence of any event as a result of which the prospectus included in the Registration Statement, as then in effect, contains an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, (i) immediately notify each Holder of such occurrence, (ii) as promptly as practicable thereafter, prepare, file and furnish to each Holder a reasonable number of copies of a supplement or an amendment to such prospectus as may be necessary so that such prospectus does not contain any such untrue statement or omission, and (iii) promptly deliver copies of such amendment or supplement to each Holder; provided, however, that, upon a determination by the Board of Directors of the Company, made with the advice of counsel, (A) that information concerning such transaction would be required to be disclosed in connection with an offering registered under the Securities Act and (B) that it would not be in the Company’s best interests to disclose such information publicly, the Company may suspend the use of the Registration Statement by the Holders for no more than three (3) occurrences in any twelve (12) month period, each such occurrence not to exceed fifteen (15) days and, except in the case where such information relates to approval of the Company’s products by a Governmental Authority, with at least thirty (30) days having elapsed between each such occurrence (a “Permitted Suspension”); and provided, further, that the Company shall immediately (i) notify each Holder in writing of the existence of a Permitted Suspension (but in no event, without the prior written consent of such Holder, shall the Company disclose to such Holder any of the facts or circumstances regarding any material non-public information giving rise to such Permitted Suspension) and (ii) notify each Holder in writing of the termination of such Permitted Suspension;

(f)                                    use commercially reasonable efforts to prevent the issuance of any stop order or other order suspending the effectiveness of the Registration Statement and, if such an order is issued, to obtain the withdrawal thereof at the earliest possible time and to notify each Holder of the issuance of such order and the resolution thereof;

(g)                                 furnish to each Holder, on the date that the Registration Statement becomes effective, a letter, dated such date, of outside counsel representing the Company addressed to such Holder, confirming the effectiveness of the Registration Statement and, to the knowledge of such counsel, the absence of any stop order;

(h)                                 provide to each Holder and its representatives the opportunity to conduct a reasonable inquiry of the Company’s financial and other records during normal business hours and make available its officers, directors and employees for questions regarding information which such Holder may reasonably request in order to fulfill any due diligence obligation on its part;

(i)                                     upon request of a Holder, permit counsel for such Holder to review the Registration Statement and all amendments and supplements thereto, and any comments made by the staff of the Commission concerning such Holder and/or the transactions contemplated by the Transaction Documents and the Company’s responses thereto, within a reasonable period of time (but in no event less than three (3) Business Days after such Holder has received such documents) prior to the filing thereof with the Commission (or, in the case of comments made by the staff of the Commission, within a reasonable period of time following the receipt thereof by the Company); and

(j)                                     in the event that, at any time, the number of shares available under the Registration Statement is insufficient to cover the number of Registrable Securities eligible for resale thereunder, including those issuable under the Warrants (such number to be determined using the Exercise Price in effect on such dates and without regard to any restriction on the ability of a Holder to exercise such Holder’s Warrant as of such date) the Company shall promptly amend the Registration Statement or file a new registration statement, in any event as soon as practicable, but not later than the tenth (10th) day following written notice from a Holder of the occurrence of such event, so that the Registration Statement or such new registration statement, or both, covers all of the Registrable Securities eligible for resale thereunder.  Any Registration Statement filed pursuant to this paragraph 4 shall state that, to the extent permitted by Rule 416 under the Securities Act, such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable with respect to the Shares or upon exercise of the Warrants in the event of a stock dividend, stock split or similar event. Unless and until such amendment or new Registration Statement becomes effective, each Holder shall have the rights described in Section 2(c) above.

4.                                       OBLIGATIONS OF EACH HOLDER.

In connection with the registration of Registrable Securities pursuant to the Registration Statement, each Holder shall:

(a)  timely furnish to the Company in writing such information regarding itself and the intended method of disposition of such Registrable Securities as the Company shall reasonably request in order to effect the registration thereof;

(b)  upon receipt of any notice from the Company of the happening of any event of the kind described in paragraphs 3(e) or 3(f), immediately discontinue any sale or other disposition of such Registrable Securities pursuant to such Registration Statement until the filing of an amendment or supplement as described in paragraph 3(e) or withdrawal of the stop order referred to in paragraph 3(f), and use commercially reasonable efforts to maintain the confidentiality of such notice and its contents;

(c) to the extent required by applicable law, deliver a prospectus to the purchaser of such Registrable Securities;

(d)  notify the Company when it has sold all of the Registrable Securities held by it; and

(e)  notify the Company in the event that any information supplied by such Holder in writing for inclusion in such Registration Statement or related prospectus is untrue or omits to state a material fact required to be stated therein or necessary to make such information not misleading in light of the circumstances then existing; immediately discontinue any sale or other disposition of such Registrable Securities pursuant to such Registration Statement until the filing of an amendment or supplement to such prospectus as may be necessary so that such prospectus does not contain any such untrue statement or omission.

5.                                       INDEMNIFICATION.

In the event that any Registrable Securities are included in the Registration Statement under this Agreement:

(a)                                  To the extent permitted by law, the Company shall indemnify and hold harmless each Holder, the officers, directors, employees, agents and representatives of such Holder, and each person, if any, who controls such Holder within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), against any losses, claims, damages, liabilities or reasonable out-of-pocket expenses (whether joint or several) (collectively, including legal or other expenses reasonably incurred in connection with investigating or defending same, “Losses”), insofar as any such Losses arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  Subject to the provisions of paragraph 6(c) below, the Company will reimburse such Holder, and each such officer, director, employee, agent, representative or controlling person, for any legal or other expenses as reasonably incurred by any such entity or person in connection with investigating or defending any Loss; provided, however, that the foregoing indemnity shall not apply (A) to amounts paid in settlement of any Loss if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), (B) to any Loss to the extent that such Loss is based upon and is in conformity with written information furnished by such person expressly for use in such Registration Statement, (C) to any Loss where such Loss arises out of or is related to the failure of such Holder to comply with the covenants and agreements contained in this Agreement respecting sales of Registrable Securities, or (D) to any Loss insofar as it relates to any such untrue statement or alleged untrue statement or omission or alleged omission made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the Registration Statement becomes effective or in the amended prospectus filed with the SEC pursuant to Rule 424(b) or in the prospectus subject to completion under Rule 434 of the Securities Act, which together meet the requirements of Section 10(a) of the Securities Act (the “Final Prospectus”), as long as a copy of the Final Prospectus is furnished by the Company to such Holder for delivery prior to the sale giving rise to such Loss.

(b)                                 To the extent permitted by law, each Holder who is named in such Registration Statement as a selling stockholder, acting severally and not jointly, shall indemnify and hold harmless the Company, the officers, directors, employees, agents and representatives of the Company, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any Losses to the extent (and only to the extent) that any such Losses are based upon and in conformity with written information furnished by such Holder expressly for use in such Registration Statement. Subject to the provisions of paragraph 6(c) below, such Holder will reimburse any legal or other expenses as reasonably incurred by the Company and any such officer, director, employee, agent, representative, or controlling person, in connection with investigating or defending any such Loss; provided, however, that the foregoing indemnity shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided, further, that, in no event shall any indemnity under this subsection 6(b) exceed the net proceeds resulting from the sale of the Registrable Securities sold by such Holder under such Registration Statement.

(c)                                  Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of one such counsel for all indemnified parties to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate under applicable standards of professional conduct due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 6 with respect to such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 6 or with respect to any other action unless the indemnifying party is materially prejudiced as a result of not receiving such notice.

(d)                                 In the event that the indemnity provided in paragraph (a) or (b) of this Section 6 is unavailable or insufficient to hold harmless an indemnified party for any reason, the Company and each Holder agree, severally and not jointly, to contribute to the aggregate Losses to which the Company or such Holder may be subject in such proportion as is appropriate to reflect the relative fault of the Company and such Holder in connection with the statements or omissions which resulted in such Losses; provided, however, that in no case shall such Holder be responsible for any amount in excess of the net proceeds resulting from the sale of the Registrable Securities sold by it under the Registration Statement.  Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or by such Holder.  The Company and each Holder agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above.  Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.  For purposes of this Section 6, each person who controls a Holder within the meaning of either the Securities Act or the Exchange Act and each officer, director, employee, agent or representative of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act and each officer, director, employee, agent or representative of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

6.                                       REPORTS.

With a view to making available to each Holder the benefits of Rule 144 under the Securities Act (“Rule 144”) and any other similar rule or regulation of the Commission that may at any time permit such Holder to sell securities of the Company to the public without registration, the Company agrees to use commercially reasonable efforts to:

(a)                                  make and keep public information available, as those terms are understood and defined in Rule 144;

(b)                                 file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c)                                  furnish to such Holder, so long as such Holder owns any Registrable Securities, forthwith upon written request (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) to the extent not publicly available through the Commission’s EDGAR database, a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested by such Holder in connection with such Holder’s compliance with any rule or regulation of the Commission which permits the selling of any such securities without registration.

7.                                       MISCELLANEOUS.

(a)                                  Expenses of Registration.  All reasonable expenses, other than underwriting discounts and commissions and fees and expenses of counsel to each Holder, incurred in connection with the registrations, filings or qualifications described herein, including (without limitation) all registration, filing and qualification fees, printers’ and accounting fees, the fees and disbursements of counsel for the Company, and the fees and disbursements incurred in connection with the opinion and letters described in paragraph 4(h) hereof, shall be borne by the Company.

(b)                                 Amendment; Waiver.  Except as expressly provided herein, neither this Agreement nor any term hereof may be amended or supplemented unless such amendment or supplement is in writing, the Company delivers a copy of such amendment or supplement to each Holder, and obtains the written consent of each Holder. No provision hereof may be waived other than by a written instrument executed by or on behalf of the party against whom enforcement of any such waiver is sought. The failure of any party to exercise any right or remedy under this Agreement or otherwise, or the delay by any party in exercising such right or remedy, shall not operate as a waiver thereof.

(c)                                  Notices.  Any notice, demand or request required or permitted to be given by the Company or a Holder pursuant to the terms of this Agreement shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission, unless such delivery is not made prior to 5:00 p.m. (eastern time) on a Business Day, in which case such delivery will be deemed to be made on the next succeeding Business Day, (ii) on the next succeeding Business Day after timely delivery to an overnight courier and (iii) on the Business Day actually received by the intended recipient if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

If to the Company:

Maxim Pharmaceuticals, Inc.
8899 University Center Lane, Suite 400
San Diego, CA 92122

Attn: Tony Altig, Chief Financial Officer

Tel:  (858) 453-4040

Fax: (858) 453-5005

with a copy to:

Cooley Godward LLP
4401 Eastgate Mall
San Diego, CA 92121

Attn:  Lance Bridges, Esq.

Tel:  (858) 550-6000

Fax: (858) 550-6420

and if to a Holder, to such address as shall be designated by such Holder in writing to the Company.

(d)                                 Assignment.  Upon the transfer of a Warrant or Registrable Securities by a Holder, the rights of such Holder hereunder with respect to such Warrant (or part thereof) or securities so transferred shall be assigned automatically to the transferee thereof, and such transferee shall thereupon be deemed to be a “Holder” for purposes of this Agreement, as long as: (i) the Company is, within a reasonable period of time following such transfer, furnished with written notice of the name and address of such transferee, (ii) the transferee agrees in writing with the Company to be bound by all of the provisions hereof, (iii) such transfer is made in accordance with the applicable requirements of the Securities Purchase Agreement and (iv) such transfer is made with respect to not less than Registrable Securities consisting of or exercisable into (without regard to any limitation on such exercise) at least 100,000 shares of Common Stock (such number subject to adjustment in the event of a stock split, stock dividend or similar event), provided that such assignment may be effected without regard to this clause (iv) in the event that such transfer is made to an Affiliate of such Holder; provided, however, that the registration rights granted in this Agreement shall not be transferred to any person or entity that acquires a Warrant or Registrable Securities pursuant to an effective registration statement under the Securities Act or pursuant to a public transaction under Rule 144 or any successor provision thereto.

(e)                                  Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall be deemed one and the same instrument.  This Agreement, once executed by a party, may be delivered to any other party hereto by facsimile transmission.

(f)                                    Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within the State of Delaware.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the Company and the undersigned Investor have executed and delivered this Registration Rights Agreement as of the date first written above.

MAXIM PHARMACEUTICALS, INC.

	By:	/s/ Anthony E. Altig
Name: Anthony E. Altig
Title: Chief Financial Officer

Name of Investor:	Castle Creek Healthcare Partners LLC

	By:	/s/ Thomas A. Frei
Name: Thomas A. Frei
Title: Managing Director of the Investment Manager

IN WITNESS WHEREOF, the Company and the undersigned Investor have executed and delivered this Registration Rights Agreement as of the date first written above.

MAXIM PHARMACEUTICALS, INC.

	By:	/s/ Anthony E. Altig
Name: Anthony E. Altig
Title: Chief Financial Officer

Name of Investor:	RHP Master Fund, Ltd.
	By:	Rock Hill Investment Management, L.P.
	By:	RHP General Partner, LLC

	By:	/s/ Keith Marlowe
Name: Keith Marlowe
Title: Director

11.1

IN WITNESS WHEREOF, the Company and the undersigned Investor have executed and delivered this Registration Rights Agreement as of the date first written above.

MAXIM PHARMACEUTICALS, INC.

	By:	/s/ Anthony E. Altig
Name: Anthony E. Altig
Title: Chief Financial Officer

Name of Investor:	SF Capital Partners Ltd.

	By:	/s/ Brian H. Davidson
Name: Brian H. Davidson
Title: Authorized Signatory

11.2

IN WITNESS WHEREOF, the Company and the undersigned Investor have executed and delivered this Registration Rights Agreement as of the date first written above.

MAXIM PHARMACEUTICALS, INC.

	By:	/s/ Anthony E. Altig
Name: Anthony E. Altig
Title: Chief Financial Officer

Name of Investor:	Smithfield Fiduciary LLC

	By:	/s/ Adam J. Chill
Name: Adam J. Chill
Title: Authorized Signatory

11.3

IN WITNESS WHEREOF, the Company and the undersigned Investor have executed and delivered this Registration Rights Agreement as of the date first written above.

MAXIM PHARMACEUTICALS, INC.

	By:	/s/ Anthony E. Altig
Name: Anthony E. Altig
Title: Chief Financial Officer

Name of Investor:	Mainfield Enterprises Inc.

	By:	/s/ Avi Vigder
Name: Avi Vigder
Title: Authorized Signatory

11.4

IN WITNESS WHEREOF, the Company and the undersigned Investor have executed and delivered this Registration Rights Agreement as of the date first written above.

MAXIM PHARMACEUTICALS, INC.

	By:	/s/ Anthony E. Altig
Name: Anthony E. Altig
Title: Chief Financial Officer

Name of Investor:	Longwood Partners, LP

	By:	/s/ John P. McNiff
Name: John P. McNiff
Title: Director

11.5

IN WITNESS WHEREOF, the Company and the undersigned Investor have executed and delivered this Registration Rights Agreement as of the date first written above.

MAXIM PHARMACEUTICALS, INC.

	By:	/s/ Anthony E. Altig
Name: Anthony E. Altig
Title: Chief Financial Officer

Name of Investor:	Stratford Partners, LP.

	By:	/s/ Chad Comiteau
Name: Chad Comiteau
Title: G.P.

11.6

IN WITNESS WHEREOF, the Company and the undersigned Investor have executed and delivered this Registration Rights Agreement as of the date first written above.

MAXIM PHARMACEUTICALS, INC.

	By:	/s/ Anthony E. Altig
Name: Anthony E. Altig
Title: Chief Financial Officer

Name of Investor:	ProMed Offshore Fund, Ltd.

	By:	/s/ Barry Kurokawa
Name: Barry Kurokawa
Title: Managing Director

11.7

IN WITNESS WHEREOF, the Company and the undersigned Investor have executed and delivered this Registration Rights Agreement as of the date first written above.

MAXIM PHARMACEUTICALS, INC.

	By:	/s/ Anthony E. Altig
Name: Anthony E. Altig
Title: Chief Financial Officer

Name of Investor:	ProMed Partners, LP.

	By:	/s/ Barry Kurokawa
Name: Barry Kurokawa
Title: Managing Director

11.8

IN WITNESS WHEREOF, the Company and the undersigned Investor have executed and delivered this Registration Rights Agreement as of the date first written above.

MAXIM PHARMACEUTICALS, INC.

	By:	/s/ Anthony E. Altig
Name: Anthony E. Altig
Title: Chief Financial Officer

Name of Investor:	Vertical Ventures, LLC

	By:	/s/ Joshua Silverman
Name: Joshua Silverman
Title: Partner

11.9

IN WITNESS WHEREOF, the Company and the undersigned Investor have executed and delivered this Registration Rights Agreement as of the date first written above.

MAXIM PHARMACEUTICALS, INC.

	By:	/s/ Anthony E. Altig
Name: Anthony E. Altig
Title: Chief Financial Officer

Name of Investor:	Midsummer Investment, Ltd.

	By:	/s/ Scott Kaufman
Name: Scott Kaufman
Title: Managing Director Midsummer Capital LLC as investment advisor to Midsummer Investment Ltd.

11.10

IN WITNESS WHEREOF, the Company and the undersigned Investor have executed and delivered this Registration Rights Agreement as of the date first written above.

MAXIM PHARMACEUTICALS, INC.

	By:	/s/ Anthony E. Altig
Name: Anthony E. Altig
Title: Chief Financial Officer

Name of Investor:	American High Growth Equities Retirement Trust

	By:	/s/ Elyse R. Goodman
Name: Elyse R. Goodman for Brad Butler
Title: Trustee

11.11

IN WITNESS WHEREOF, the Company and the undersigned Investor have executed and delivered this Registration Rights Agreement as of the date first written above.

MAXIM PHARMACEUTICALS, INC.

	By:	/s/ Anthony E. Altig
Name: Anthony E. Altig
Title: Chief Financial Officer

Name of Investor:	Omicron Master Trust

	By:	/s/ Bruce Bernstein
Name: Bruce Bernstein
Title: Managing Partner

11.12

IN WITNESS WHEREOF, the Company and the undersigned Investor have executed and delivered this Registration Rights Agreement as of the date first written above.

MAXIM PHARMACEUTICALS, INC.

	By:	/s/ Anthony E. Altig
Name: Anthony E. Altig
Title: Chief Financial Officer

Name of Investor:	Satellite Asset Management, L.P., on behalf of one or more Account(s) under its discretionary investment authority

	By:	/s/ Brian S. Kriftcher
Name: Brian S. Kriftcher
Title: Chief Operating Officer & Principal

11.13

IN WITNESS WHEREOF, the Company and the undersigned Investor have executed and delivered this Registration Rights Agreement as of the date first written above.

MAXIM PHARMACEUTICALS, INC.

	By:	/s/ Anthony E. Altig
Name: Anthony E. Altig
Title: Chief Financial Officer

Name of Investor:	Integral Capital Partners V Side Fund, L.P.
	By	ICP Management V, LLC
its General Partner

	By:	/s/ Pamela K. Hagenah
Name: Pamela K. Hagenah
Title: Manager

11.14

IN WITNESS WHEREOF, the Company and the undersigned Investor have executed and delivered this Registration Rights Agreement as of the date first written above.

MAXIM PHARMACEUTICALS, INC.

	By:	/s/ Anthony E. Altig
Name: Anthony E. Altig
Title: Chief Financial Officer

Name of Investor:	Integral Capital Partners V, L.P.
	By	Integral Capital Management V, LLC
its General Partner

	By:	/s/ Pamela K. Hagenah
Name: Pamela K. Hagenah
Title: Manager

11.15

IN WITNESS WHEREOF, the Company and the undersigned Investor have executed and delivered this Registration Rights Agreement as of the date first written above.

MAXIM PHARMACEUTICALS, INC.

	By:	/s/ Anthony E. Altig
Name: Anthony E. Altig
Title: Chief Financial Officer

Name of Investor:	Integral Capital Partners VI L.P.
	By	Integral Capital Management VI, LLC
its General Partner

	By:	/s/ Pamela K. Hagenah
Name: Pamela K. Hagenah
Title: Manager

11.16

IN WITNESS WHEREOF, the Company and the undersigned Investor have executed and delivered this Registration Rights Agreement as of the date first written above.

MAXIM PHARMACEUTICALS, INC.

	By:	/s/ Anthony E. Altig
Name: Anthony E. Altig
Title: Chief Financial Officer

Name of Investor:	Integral Capital Partners V SLP Side Fund, LLC
	By	ICP Management V, LLC
its Manager

	By:	/s/ Pamela K. Hagenah
Name: Pamela K. Hagenah
Title: Manager

11.17

IN WITNESS WHEREOF, the Company and the undersigned Investor have executed and delivered this Registration Rights Agreement as of the date first written above.

MAXIM PHARMACEUTICALS, INC.

	By:	/s/ Anthony E. Altig
Name: Anthony E. Altig
Title: Chief Financial Officer

Name of Investor:	Portside Growth and Opportunity Fund

	By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Person

11.18

IN WITNESS WHEREOF, the Company and the undersigned Investor have executed and delivered this Registration Rights Agreement as of the date first written above.

MAXIM PHARMACEUTICALS, INC.

	By:	/s/ Anthony E. Altig
Name: Anthony E. Altig
Title: Chief Financial Officer

Name of Investor:	Cranshire Capital, LP

	By:	/s/ Mitchell P. Kopin
Name: Mitchell P. Kopin
Title: President - Downsview Capital
The General Partner

11.19

IN WITNESS WHEREOF, the Company and the undersigned Investor have executed and delivered this Registration Rights Agreement as of the date first written above.

MAXIM PHARMACEUTICALS, INC.

	By:	/s/ Anthony E. Altig
Name: Anthony E. Altig
Title: Chief Financial Officer

Name of Investor:	Micro Capital Fund LP

	By:	/s/ Christopher P. Swenson
Name: Christopher P. Swenson
Title: Vice-President

11.20

IN WITNESS WHEREOF, the Company and the undersigned Investor have executed and delivered this Registration Rights Agreement as of the date first written above.

MAXIM PHARMACEUTICALS, INC.

	By:	/s/ Anthony E. Altig
Name: Anthony E. Altig
Title: Chief Financial Officer

Name of Investor:	Micro Capital Fund Ltd.

	By:	/s/ Christopher P. Swenson
Name: Christopher P. Swenson
Title: Vice-President

11.21

IN WITNESS WHEREOF, the Company and the undersigned Investor have executed and delivered this Registration Rights Agreement as of the date first written above.

MAXIM PHARMACEUTICALS, INC.

	By:	/s/ Anthony E. Altig
Name: Anthony E. Altig
Title: Chief Financial Officer

Name of Investor:	Michael & Shelia Alessandro
JTWROS

	By:	/s/ Michael Alessandro & Shelia Alessandro
Name:
Title:

11.22